Exhibit 10.2


[COMPANY LOGO]



                                   MEMORANDUM



TO:               (F_Name) (Last_Name)

FROM:             Stock Plan Administration

DATE:

SUBJECT:          Stock Unit Grant Letter
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Congratulations! Based on recommendations made by management and approved by the
Compensation and Stock Option Committee of the Board of Directors (the "Committee") of LCC International, Inc. (the "Company") and pursuant to the terms of the Amended and Restated Equity Incentive Plan (the "Plan"), you have been granted stock units relating to (RSUs) shares of the Company's Class "A" Common Stock on June 15, 2005 (the "Grant Date").

Your Stock Units are subject to the Plan and the Stock Unit Agreement Terms and Conditions (the "Stock Unit Terms and Conditions") adopted by the Committee. The Stock Unit Terms and Conditions, the Plan Prospectus and the Plan are available on the intranet at link.lcc.com, and the terms of both the Plan and the Stock Unit Terms and Conditions are incorporated by reference herein.

Your stock units vest in one-third increments on each of the first, second and third anniversary of the Grant Date; provided that you remain in service with the Company or one of its affiliated companies. In addition, the Committee has the right to designate Company and/or individual performance targets the attainment of which will result in accelerated vesting (in part or in full) of your Stock Units. You will forfeit your unvested stock units automatically and without notice upon your termination of your service, other than by reason of your death or Disability (as defined in the Plan). If your service is terminated as a result of your death or Disability, your stock units shall become 100% vested on the date of such termination.

If there is a "Change in Control" (as defined in the Plan), your stock units shall become 100% vested immediately following the Change in Control.

You have the right to accept or decline the stock units granted to you. Please indicate your decision by checking the ACCEPT or DECLINE box below, and sign and return this form within 30 days to "Stock Plan Administration" at the Company's corporate headquarters in McLean. Your acceptance means that you acknowledge having reviewed, and that you agree to be bound by, the terms of the Plan, the Stock Unit Terms and Conditions and this letter.

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                  []    ACCEPT                                 []     DECLINE


In addition to the foregoing, the Company hereby requests that you consent to delivery to you of all prospectuses and other documents required to be delivered to you by the Company in connection with the Plan and any stock units granted to you under the Plan (whether in the past, at present or in the future) under applicable securities laws by posting such prospectuses and other documents on the Company Intranet under HR/Stock Plans/Prospectuses and Plans. You may revoke this consent at any time by notifying the Company in writing. The Company still has the right to deliver such prospectuses or other documents to you in any other manner permitted under applicable law. Moreover, you may obtain a paper copy of such prospectuses or other documents by contacting the Company's Stock Administration Department.

Please indicate your decision by checking the CONSENT or DO NOT CONSENT box
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below.
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                 []     CONSENT                               []  DO NOT CONSENT

If you have any questions regarding the foregoing, please contact LCC Stock Administration representatives Brady Kavulic 703.873.2691 or Terri Feely 703.873.2399.


Grantee:



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Print Name


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Signature                                   Date


Address:

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


                             LCC INTERNATIONAL, INC.
                   AMENDED AND RESTATED EQUITY INCENTIVE PLAN
                  STOCK UNIT AGREEMENT -- TERMS AND CONDITIONS
                                  JUNE 15, 2005

Stock Unit Transferability                  This grant is an award of stock
                                            units in the number of units set
                                            forth in your grant letter, subject
                                            to the vesting conditions described
                                            below ("Stock Units"). Your Stock
                                            Units may not be transferred,
                                            assigned, pledged or hypothecated,
                                            whether by operation of law or
                                            otherwise, nor may the Stock Units
                                            be made subject to execution,
                                            attachment or similar process.

Vesting Your Stock Unit grant shall vest based on the vesting schedule set forth in your grant letter;
                                            provided, that, you remain in
                                            Service on the relevant vesting
                                            dates. If your Service terminates
                                            for any reason other than your death
                                            or Disability, you will forfeit any
                                            Stock Units in which you have not
                                            yet become vested.

                                            Notwithstanding the vesting schedule
                                            set forth in your grant letter, your
                                            Stock Unit grant shall vest in full
                                            upon the first to occur of: (i) a
                                            Change in Control prior to your
                                            termination of Service, except to
                                            the extent otherwise provided in
                                            your grant letter, (ii) your
                                            termination of Service due to your
                                            death or (iii) your termination of
                                            Service due to your Disability. In
                                            addition, the Committee has the
                                            right to designate Company and/or
                                            individual performance targets the
                                            attainment of which will result in
                                            accelerated vesting (in part or in
                                            full) of your Stock Units.

Delivery of Stock Pursuant to Units         A certificate for the shares of
                                            Stock represented by your vested
                                            Stock Units shall be delivered to
                                            you, or to your eligible beneficiary
                                            or your estate, on each of the
                                            vesting dates set forth in your
                                            grant letter.

                                            Notwithstanding the preceding
                                            paragraph:

                                            o  If the shares relating to the
                                               vested Stock Units would
                                               otherwise be delivered during a
                                               period in which you are (i)
                                               subject to a lock-up agreement
                                               restricting your ability to
                                               sell shares of Stock in the open
                                               market or (ii)  restricted
                                               from selling  shares of Stock in
                                               the open market because you
                                               are not then  eligible to sell
                                               under the  Company's  insider
                                               trading or similar plan as then
                                               in effect (whether because a
                                               trading  window is not open or
                                               you are otherwise  restricted
                                               from trading),  delivery of the
                                               shares related to the vested
                                               Stock Units will be delayed
                                               until no earlier than the first
                                               date on which  you are no  longer
                                               prohibited  from  selling
                                               shares  of  Stock  due to a
                                               lock-up  agreement  or  insider
                                               trading plan  restriction but in
                                               no event later than two and
                                               one-half  months after the end of
                                               the calendar year in which
                                               the Stock Units would otherwise
                                               have been delivered.

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

Withholding Taxes                           You agree, as a condition of this
                                            grant, that you will make
                                            acceptable arrangements to pay any
                                            withholding or other
                                            taxes  that may be due as a result
                                            of  vesting in Stock
                                            Units or your acquisition of Stock
                                            under this grant. In
                                            the event that the Company
                                            determines that any federal,
                                            state,  local or foreign tax or
                                            withholding  payment is
                                            required  relating to this grant,
                                            the Company will have
                                            the  right  to:  (i)  require  that
                                            you  arrange  such
                                            payments to the  Company,  (ii)
                                            withhold  such amounts
                                            from other  payments due to you from
                                            the Company or any
                                            Affiliate,  or (iii) cause an
                                            immediate  forfeiture  of
                                            shares  of Stock  subject  to the
                                            Stock  Units  granted
                                            pursuant to this  Agreement  in an
                                            amount  equal to the
                                            withholding or other taxes due.

Retention Rights                            This Agreement does not give
                                            you the right to be retained or
                                            employed by the Company (or any
                                            Affiliates) in any capacity.

Shareholder Rights                          You do not have any of the
                                            rights of a shareholder with respect
                                            to the Stock Units unless and until
                                            the Stock relating to the Stock
                                            Units has been delivered to you.
                                            Dividend equivalents will not be
                                            paid on the Stock Units.

Adjustments                                 In the event of a stock split, a
                                            stock dividend or a similar change
                                            in the Company stock, the number of
                                            Stock Units covered by this grant
                                            will be adjusted (and rounded down
                                            to the nearest whole number) in
                                            accordance with the terms of the
                                            Plan.

Applicable Law                              This Agreement will be
                                            interpreted and enforced under the
                                            laws of the State of Delaware, other
                                            than any conflicts or choice of law
                                            rule or principle that might
                                            otherwise refer construction or
                                            interpretation of this Agreement to
                                            the substantive law of another
                                            jurisdiction.

Forfeiture of Rights                        The Company at any time shall have
                                            the right to cause a forfeiture of
                                            your rights under the Plan on
                                            account of you taking actions in
                                            competition with the Company.
                                            Unless otherwise specified in an
                                            employment or other agreement
                                            between the Company and you, you
                                            take actions in competition with the
                                            Company if you directly or
                                            indirectly own any interest in,
                                            operate, join, control or
                                            participate as a partner,
                                            director, principal, officer, or
                                            agent of, enter into the employment
                                            of, act as a consultant to, or
                                            perform any services for, any entity
                                            which has material operations which
                                            compete with any business in which
                                            the Company or any of its
                                            Subsidiaries is engaged during your
                                            employment or other relationship
                                            with the Company or any of its
                                            Affiliates or at the
                                            time of your termination of
                                            employment or other relationship.

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

Consent to Electronic Delivery              The Company may choose to deliver
                                            certain statutory materials relating
                                            to the Plan in electronic form.  By
                                            accepting this grant you agree that
                                            the Company may deliver the Plan
                                            prospectus and the Company's annual
                                            report to you in an electronic
                                            format.  If at any time you would
                                            prefer to receive paper copies of
                                            these documents, as you are entitled
                                            to  receive, the Company would be
                                            pleased to provide copies.  Please
                                            contact the Corporate Secretary to
                                            request paper copies of these
                                            documents.

Change in Control                           Change in Control shall
                                            be deemed to occur upon the
                                            consummation of any of the following
                                            transactions:

                                            1.   the sale of all or
                                                 substantially all of the assets
                                                 of the Company to another
                                                 person or entity;

                                            2.   a  merger,   consolidation  or
                                                 reorganization  of  the
                                                 Company  with one or more
                                                 other  persons  or  entities
                                                 where the Company is not the
                                                 surviving  entity  unless
                                                 all  or  substantially   all
                                                 of  the  individuals  and
                                                 entities who were the
                                                 beneficial owners,
                                                 respectively,
                                                 of the combined voting power of
                                                 all classes of stock of
                                                 the  Company,  immediately
                                                 prior  to such  transaction
                                                 beneficially own, directly or
                                                 indirectly, more than 50%
                                                 of the  combined  voting power
                                                 of all class of stock of
                                                 the entity resulting from such
                                                 transaction  (including,
                                                 without limitation,  a
                                                 corporation which as a result
                                                 of such transaction owns the
                                                 Company or all or
                                                 substantially all of the
                                                 Company's  assets  either
                                                 directly  or  through  one  or
                                                 more  subsidiaries)  in
                                                 substantially  the same
                                                 proportions as their ownership,
                                                 immediately prior to such
                                                 transaction,; or

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

                                            3.   a merger,  acquisition or other
                                                 transaction in which the
                                                 Company is the  surviving
                                                 corporation  that results in
                                                 any person or entity
                                                 (other  than  persons  who are
                                                 holders of 5% or more of the
                                                 stock of the  Company  at  the
                                                 time the transaction is
                                                 approved by the shareholders
                                                 and other than any  Affiliate)
                                                 acquiring  beneficial
                                                 ownership  of more  than  50%
                                                 of the combined voting power of
                                                 all  classes  of stock of the
                                                 Company,  excluding any  change
                                                 in voting control  arising as a
                                                 result of the conversion of
                                                 Class "B" common stock of the
                                                 Company  to Class "A" common
                                                 stock of the  Company or
                                                 any  distribution  by RF
                                                 Investors,  L.L.C.  to any of
                                                 its direct or indirect owners,
                                                 investors or their respective
                                                 affiliates  (within the meaning
                                                 of Rule 405 of Regulation C
                                                 under the 1933 Act).


The Plan                                    The text of the Plan is incorporated
                                            in this Agreement by reference.
                                            This Agreement and the Plan
                                            constitute the entire understanding
                                            between  you and the Company
                                            regarding this grant of Stock Units.
                                            Any prior agreements, commitments or
                                            negotiations concerning this grant
                                            are  superseded.  The Plan will
                                            control in the event any provision
                                            of this Agreement should appear to
                                            be inconsistent with the terms of
                                            the Plan. Notwithstanding the
                                            foregoing, for purposes of this
                                            Agreement, the definition of Change
                                            in Control provided in this
                                            Agreement shall control
                                            regardless of any definition of
                                            Change in Control in the Plan.

         By accepting a grant of Stock Units, you agree to all of the terms and conditions described in the Stock Unit Terms and Conditions and in the Plan. You acknowledge that you have carefully reviewed the Plan and agree that the Plan will control in the event any provision of the Stock Unit Terms and Conditions should appear to be inconsistent with the terms of the Plan.



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